                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549


                                   FORM 8-K

                                CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of
                     the Securities Exchange Act of 1934


              Date of Report (date of earliest event reported):
                                May 26, 1998


                                 AIRGAS, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)



   Delaware                1-9344               56-0732648
_______________    _______________________    _____________
(State or other    (Commission File Number)   (I.R.S. Employer
jurisdiction of                                Identification
incorporation)                                 No.)



                   259 North Radnor-Chester Road, Suite 100
                            Radnor, PA  19087
                   _________________________________________
                    (Address of principal executive offices)



Registrant's telephone number, including area code: (610) 687-5253
                                                    _______________

Item 5. Other Events.
        ____________

   On May 26, 1998, Airgas, Inc. announced the appointment of Scott
M. Melman
as Vice President and Chief Financial Officer, as described in the press release attached as Exhibit 99 and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits

__________________________________________________________________

(a)  None

(b)  None

(c)  Exhibits.

     99  Press Release dated May 26, 1998

                                  Signatures
                                  __________


Pursuant to the requirements of the Securities and Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         AIRGAS, INC.




                    BY:  /s/ Gordon L. Keen, Jr.
                         _______________________
                         Senior Vice President
                         Law & Corporate Development


DATED:     May 26, 1998